UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ )

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iBio, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear iBio Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of iBio, Inc., a Delaware corporation (“iBio” or the “Company”). The meeting will be held on Thursday, April 7, 2016, at 12:00 p.m. local time at 8800 HSC Parkway, Bryan, Texas 77807.

At the annual meeting, you will be asked to consider and act upon the following matters:

1.	To elect three directors each to serve as Class I directors for a three year term expiring at the 2018 annual meeting of stockholders or until successors have been duly elected and qualified;

2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016;

3.	To approve an advisory vote on executive compensation (“say on pay”);

4.	To approve, in accordance with NYSE MKT rules, the issuance to Eastern Capital Limited of 6,500,000 shares of our common stock at a purchase price of $0.622 per share; and

5.	To transact any other business properly brought before the annual meeting.

These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about March [ ], 2016. Along with the attached Proxy Statement, we are sending to you our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to take a moment to vote on the items in this year’s Proxy Statement. Voting takes only a few minutes, and it will ensure that your shares are represented at the annual meeting.

Sincerely,

March [ ], 2016

Robert B. Kay
Executive Chairman and Chief Executive Officer

iBIO, INC.

600 Madison Avenue, Suite 1601

New York, NY 10022

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Date	Thursday, April 7, 2016

Time	12:00 p.m. (central time)

Place	8800 HSC Parkway, Bryan, Texas 77807

Items of Business	1. To elect three directors each to serve as Class I directors for a three year term expiring at the 2018 annual meeting of stockholders or until successors have been duly elected and qualified;

2. To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending June 30, 2016;

3. To approve an advisory vote on executive compensation;

4. To approve, in accordance with NYSE MKT rules, the issuance to Eastern Capital Limited of 6,500,000 shares of our common stock at a purchase price of $0.622 per share; and

5. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Record Date	You are entitled to notice of, and to vote at the annual meeting and any adjournments of that meeting, if you were a stockholder of record at the close of business on March 2, 2016.

Voting by Proxy	Please submit the enclosed proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions regarding voting, please refer to the Questions and Answers beginning on page 1 of the Proxy Statement and the instructions on your proxy card.

Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or notifying the inspector of elections in writing of such revocation.

By Order of the Board of Directors,

Elizabeth Moyle, Secretary

Newark, Delaware

March [ ], 2016

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AND YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

iBIO, INC.
600 Madison Avenue, Suite 1601

New York, NY 10022

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

PROXY AND VOTING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

The notice of annual meeting of stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 are available electronically to the Company’s stockholders of record as of the close of business on March 2, 2016 at [http://www.cstproxy.com/ibioinc/2014/.]

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Q.	Why am I receiving this proxy statement?

A.	We have made this proxy statement available to you because the Board of Directors of iBio is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may vote by proxy by completing and returning the enclosed proxy card.

Q.	Who can vote at the annual meeting?

A.	Only stockholders of record at the close of business on March 2, 2016, the record date for the annual meeting (the “Record Date”), will be entitled to vote at the annual meeting. On that record date, there were [ ] shares of common stock, $0.001 par value per share, outstanding and entitled to vote at the annual meeting.

Stockholder of Record: Shares Registered in Your Name — If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank — If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Q.	What is a proxy card?

A.	The proxy card enables you to appoint Robert B. Kay, our executive chairman, and Robert Erwin, our president, or either of them, as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Messrs. Kay and Erwin to vote your shares at the meeting as you have instructed on the proxy card. If you do not specify on the proxy card how your shares should be voted, your shares will be voted as recommended by our Board of Directors. By returning the proxy card to us, you can vote your shares whether or not you attend the meeting.

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Q.	How many votes do I have?

A.	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q.	What is the quorum requirement?

A.	A quorum will be present if stockholders holding a majority of the outstanding shares on the Record Date are present at the annual meeting in person or represented by proxy. On the Record Date, there were [ ] shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the annual meeting may adjourn the meeting to another date.

Q.	What am I voting on?

A.	There are four matters scheduled for a vote:

•	The election of three directors each to serve as Class I directors for a three year term expiring at the 2018 annual meeting of stockholders or until their respective successors have been duly elected and qualified;
•	The ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016;
•	The approval of an advisory vote on the compensation of our named executive officers (“say-on-pay”); and
•	The approval, in accordance with NYSE MKT rules, of the issuance to Eastern Capital Limited of 6,500,000 shares of our common stock at a purchase price of $0.622 per share.

As of the date of this proxy statement, we are not aware of any business expected to come before or be transacted at the annual meeting other than the matters described above.

Q.	How do I vote?

A.	For Proposal 1, you may either vote “FOR” all the nominees for director or you may abstain from voting for any nominee you specify. For Proposals 2, 3 and 4, you may vote “FOR” or “AGAINST” or you may abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name — If you are a stockholder of record, you may vote in person at the annual meeting or you can vote by returning the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other agent — If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received this proxy statement from that organization rather than from iBio. Simply follow the voting instructions provided by that organization. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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Q.	What if I return a proxy card but do not make specific choices?

A.	If you properly submit your proxy and do not revoke it, the proxy holders will vote your shares in accordance with your instructions. If your properly completed proxy gives no instructions, the proxy holders will vote your shares in the following manner:

•	FOR the election of each of the three directors as Class I directors,
•	FOR the selection of CohnReznick LLP as our independent registered public accounting firm,
•	FOR the “say on pay” proposal, and
•	FOR, the approval, in accordance with NYSE MKT rules, of the issuance to Eastern Capital Limited of 6,500,000 shares of our common stock at a purchase price of $0.622 per share.

In their discretion on any other matters that properly come before the annual meeting.

Q.	How may I change or revoke my vote after submitting my proxy?

A.	You may change or revoke your proxy at any time before the annual meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date. Only the most recently dated proxy will be counted.

•	You may send written notice in time for receipt by us prior to the annual meeting that you are revoking your proxy. Such notice should be sent us c/o of our Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022.

•	You may attend the annual meeting, request that your proxy be revoked and vote in person as instructed above. Simply attending the meeting will not, by itself, revoke your proxy. You must specifically request such revocation.

Q.	What does it mean if I receive more than one notice of annual meeting?

A.	If you receive more than one notice of annual meeting, your shares are registered in more than one name or are registered in different accounts. You should submit a proxy for each name and account to ensure that all of your shares are voted.

Q.	What are broker non-votes?

A.	Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions as to how to vote to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are “discretionary” items but cannot vote the shares with respect to “nondiscretionary” items (resulting in a “broker non-vote”).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The ratification of the selection of CohnReznick LLP is a “discretionary” item. All the other matters being acted upon and put to a vote at the annual meeting are “non-discretionary” items.

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Q.	How many votes are needed to approve each proposal?

A.	For the approval of Proposal 1 (the election of directors), the three nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

To be approved, Proposals 2, 3 and 4 (ratifying the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016, approving the “say on pay” proposal and approving the issuance to Eastern Capital Limited of 6,500,000 shares of our common stock at a purchase price of $0.622 per share) must receive “FOR” votes from the holders of a majority of shares present at the annual meeting, either in person or by proxy. Abstentions and broker non-votes will have the same effect as a vote against the proposal, because passage of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the annual meeting.

Q.	Am I entitled to dissenter’s rights?

A.	No. Delaware General Corporation Law does not provide for dissenter’s rights in connection with the proposals being voted on at the Annual Meeting.

Q.	Where may I find the results of the voting at the annual meeting?

A.	Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K within four business days following the annual meeting.

Q.	Who is paying for this proxy solicitation?

A.	Our board of directors is soliciting the proxy accompanying this proxy statement. The Company will bear the cost of soliciting proxies. Such cost will include charges by brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of our common stock. Solicitation may also be made personally by telephone or by email by the Company’s directors, officers and regular employees without additional compensation.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s board of directors is currently composed of seven (7) directors divided into three classes of directors, Class I, II and III, with each class serving staggered 3-year terms. The current term of office for each Class I director expires at the annual meeting. The class and current term of each director is as follows:

Class and Term Expiration	Directors

Class I	Robert B. Kay
(2015)	General James T. Hill
Arthur Y. Elliott, Ph.D.

Class II	Glenn Chang
(2016)	Philip K Russell, M.D.

Class III	John D. McKey, Jr.
(2017)	Seymour Flug

At our annual meeting, our stockholders will consider and vote upon the re-election of Mr. Robert B. Kay, General James T. Hill and Mr. Arthur Y. Elliott, Ph.D to serve as Class I directors. If re-elected, these nominees will serve for a three year term that will expire at the 2018 annual meeting of stockholders. Our board of directors believes that all of our current directors, including the three nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. Our board of directors also believes that Mr. Kay, General Hill and Mr. Elliott have performed exceptionally well in their respective time served as directors.

Each nominee has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve. If any nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted for the election of a substitute nominee proposed by our board of directors or for election of only the remaining nominees.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of Mr. Kay, General Hill and Mr. Elliott. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since three directors are to be elected at the annual meeting, the three nominees for director who receive the highest number of affirmative votes for election will be elected as Class I directors.

Information with respect to the number of shares of common stock beneficially owned by each nominee for election as a Class I director and each of our other directors appears under the heading “Security Ownership of Certain Beneficial Owners and Management”.

The name, age, years of service on our board of directors, principal occupation and business experience and certain other information for each Class I director nominee is set forth below.

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Name and Age	Principal Occupation and Business Experience	Director Since

Robert B. Kay (age 76)

Mr. Kay is our Executive Chairman and Chief Executive Officer and has served in these capacities since we became a publicly traded company in August 2008. Previously, Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.

Mr. Kay oversees every aspect of our business in his role as executive chairman and chief executive officer. Given his years with the company and his prior experience, we believe that Mr. Kay has an excellent understanding of our business and the global markets in which we operate and those in which we anticipate operating in the future.

August 2008

General James T. Hill (retired) (age 69)	General Hill was the Commander of the 4-Star United States Southern Command, reporting directly to the President and Secretary of Defense at the time of his retirement from active duty. As such he led all U.S. military forces and operations in Central America, South America and the Caribbean, worked directly with U.S. Ambassadors, foreign heads of state, key Washington decision-makers, foreign senior military and civilian leaders, developing and executing United States policy. His responsibilities included management, development and execution of plans and policy within the organization including programming, communications, manpower, operations, logistics and intelligence. General Hill’s experience implementing plans and policies within diverse geographic regions and his insights regarding the conduct of business affairs in Central and South America is a key resource for us.	August 2008

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Arthur Y. Elliott, Ph.D (age 80)

Dr. Elliott serves as a member of the American Association for Advancement of Science, American Society for Microbiology, and American Tissue Culture Association. Prior to retiring, Dr. Elliott spent 16 years with Merck & Co., serving ultimately as Executive Director of Biological Operations, Merck Manufacturing Division, responsible for the bulk manufacture, testing, release and registration of all biological products sold. Dr. Elliott also directed the manufacturing, process development, and other operations of North American Vaccine, Inc. for six years, and most recently served as consultant to Aventis (Sanofi Pasteur) Pharmaceutical Corporation in its design and implementation of new, highly automated manufacturing facilities for influenza vaccines. Dr. Elliott has served with the United States Department of Health and Human Services (“HHS”) in the Avian Influenza Pandemic Preparedness Program in Washington, D.C. as Senior Program Manager for the Antigen Sparing Project since 2006. The program involves the cooperation of three pharmaceutical companies and four government groups (NIH, CDC, United States Food and Drug Administration, and HHS). While at Merck, he worked closely with both Merck Research Laboratories and the Merck Vaccine Division to forecast the timely transfer of technology for new and improved products from the research laboratories through the manufacturing area and into the marketing division for sales introductions. He has served as a biological consultant to the World Health Organization, NIH, and The Bill & Melinda Gates Foundation. Dr. Elliott holds a Ph.D. in Virology from Purdue University, and an M.S. in Microbiology and a B.A. in Biology from North Texas State University.

Dr. Elliot’s extensive experience and expertise with the manufacture of vaccines and therapeutics is particularly relevant to our business and our efforts to manufacture such products which in a key component of our business.

October 2010

The board of directors believes that approval of the election of each nominee director named above is in the best interests of our stockholders and therefore recommends a vote “FOR” each nominee.

OTHER DIRECTORS OF THE COMPANY SERVING AS CLASS II AND CLASS III DIRECTORS

The name, age, years of service on our board of directors, principal occupation and business experience and certain other information for each our Class II and Class III directors who will continue to serve on the board of directors and who are not standing for election at this annual meeting is set forth below:

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Name and Age	Principal Occupation and Business Experience	Director Since

Glenn Chang (age 68)	Since February 2014, Glenn Chang serves as Chief Financial Officer of Singer Vehicle Design, a private company in the business of automotive design and restoration. Mr. Chang served as the Chief Financial Officer of Alma Bank, a New York headquartered bank with over $900 million of assets and 13 branches in the New York City Metropolitan area from late 2012 to February 2014. Before joining Alma, from 1999 to 2012, Mr. Chang served as a founder, Director, Chief Financial Officer and consultant to First American International Bank which is the largest locally owned Chinese American Bank. Prior to that he spent 20 years at Citibank, N.A as Vice President. Mr. Chang is a retired Certified Public Accountant. Mr. Chang’s extensive executive and financial leadership in his current and former positions and his training and experience as a Certified Public Accountant adds vital expertise to our board of directors and our Audit Committee in the form of financial understanding, business perspective and audit expertise. Mr. Chang is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).	August 2008

Philip K. Russell, M.D. (age 84)	Major General (retired.) Russell served in the U.S. Army Medical Corps from 1959 to 1990, pursuing a career in infectious disease and tropical medicine research. Following his military service, Dr. Russell joined the faculty of Johns Hopkins University’s School of Hygiene and Public Health and worked closely with the World Health Organization as special advisor to the Children’s Vaccine Initiative. He was founding board member of the International AIDS Vaccine Initiative, and is an advisor to the Bill & Melinda Gates Foundation. He has served on numerous advisory boards of national and international agencies, including the Centers for Disease Control (“CDC”), the National Institutes of Health (“NIH”) and the Institute of Medicine. Dr. Russell is a past Chairman of the Albert B. Sabin Vaccine Institute. Dr. Russell’s extensive experience and expertise in the field of infectious diseases and his association with leading governmental and not-for-profit entities engaged in pioneering work throughout the world provides us with invaluable insights into priorities for these entities and business development opportunities for us.	March 2010

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John D. McKey, Jr. (age 72)	Since 2003, Mr. McKey serves as of counsel at McCarthy, Summers, Bobko, Wood, Sawyer & Perry, P.A. in Stuart, Florida, and previously was a partner from 1987 through 2003. From 1977 to 1987, Mr. McKey was a partner at Gunster Yoakley in Palm Beach, Florida. Mr. McKey received his B.B.A at the University of Georgia and his J.D. from the University Of Florida College Of Law. Mr. McKey’s extensive experience representing private and public companies operating in varied business sectors brings our board insights and acumen to best corporate practices and implementation of strategic and financial plans.	August 2008

Seymour Flug (age 80)	Prior to retiring, Mr. Flug was Chairman of the Board and CEO of Diners Club International and a Managing Director of Citibank. Prior to joining Citibank, Mr Flug served as Senior Vice President of Hess Oil Company. Mr. Flug began his career as Certified Public Accountant at Deloitte & Touche, a predecessor to the firm now known as Deloitte. Mr. Flug received his B.B.A from Baruch College. Mr. Flug’s experience leading a multinational company and his experience as a certified public accountant allow him to offer us unique perspectives on global business opportunities, best business practices and additional audit expertise. Mr. Flug is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).	December 2012

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE
GOVERNANCE

Director Compensation

Compensation for our non-employee directors has historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. We do not have a fixed policy with respect to this compensation, but the compensation is generally equal for each non-employee director except in cases where a director assumes additional responsibilities above and beyond standard board service. Directors who are also our employees receive no additional compensation for their services as directors.

Director Compensation Table

The following table sets forth summary information concerning the total compensation paid to our non-employee directors for services to the Company during the fiscal year ended June 30, 2015:

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
General James T. Hill	$25,000	$25,516	$50,516
Glenn Chang	10,000	25,516	35,516
John D. McKey	10,000	25,516	35,516
Philip K. Russell, M.D.	10,000	25,516	35,516
Arthur Elliot	10,000	25,516	35,516
Seymour Flug	10,000	25,516	35,516
	75,000	158,736	233,736

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.
(2)	The aggregate number of stock options outstanding for each non-employee director was as follows: Gen. Hill 390,000, Mr. Chang 390,000, Mr. McKey 490,000, Dr. Russell 300,000, Dr. Elliott 300,000, and Mr. Flug 180,000.

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Director Independence

Our board of directors has determined that Messrs. Chang, Flug and McKey, Drs. Elliott and Russell and General Hill are each “independent directors” as such term is defined in Section 803 of the New York Stock Exchange MKT Company Guide.

Board Committees

Our board of directors has the authority to appoint committees to perform certain management and administrative functions. Our board of directors has constituted audit, compensation and nominating committees.

Nominating Committee and Nomination Process

The Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective board members and make recommendations regarding nominations for our board of directors; to advise the board with respect to appropriate composition of board committees; to advise the board about and develop and recommend to the board appropriate corporate governance documents and assist the board in implementing guidelines; to oversee the annual evaluation of the board and our chief executive officer, and to perform such other functions as the board may assign to the committee from time to time. The Nominating Committee has a charter which is available on our website at www.ibioinc.com.  The Nominating Committee consists of three independent directors: Arthur Y. Elliott, Ph.D., (Nominating Committee Chairman), Glenn Chang and General James T. Hill.

Our directors take a critical role in guiding our strategic direction and oversee the management of our company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of the life sciences industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Our board of directors believes given the diverse skills and experience required to grow our company that the input of all members of the Nominating Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Further, the Nominating Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board’s oversight of our business and affairs of and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Whenever a new seat or a vacated seat on the board is being filled, candidates that appear to best fit the needs of the board and our company are identified and unless such individuals are well known to the board, they are interviewed and further evaluated by the Nominating Committee.  Candidates selected by the Nominating Committee are then recommended to the full board for their nomination to stockholders. The Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with NYSE MKT LLC rules, the slate of nominees is approved by a majority of the independent directors.

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In carrying out its responsibilities, our board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our First Amended and Restated Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Secretary, iBio, Inc. 600 Madison Avenue, Suite 1601, New York, NY 10022-1737.

Audit Committee

The Audit Committee of the board of directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws and regulations. The Audit Committee reviews all services performed for us by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee charter is available on our website at www.ibioinc.com. The Audit Committee consists of two independent directors as determined by NYSE MKT LLC listing standards: Glenn Chang (Audit Committee Chairman) and Seymour Flug. Mr. Chang and Mr. Flug are each qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our senior executive officers, administers our equity incentive plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by our board of directors.  The Compensation Committee has a charter which is available on our website at www.ibioinc.com.  The members of the Compensation Committee are General James T. Hill (Compensation Committee Chairman), Arthur Y. Elliott, Ph.D. and Philip K. Russell, M.D.

Board Leadership Structure and Role in Risk Oversight

Our chief executive officer also serves as the executive chairman of our board of directors. We do not have a lead independent director. Our executive chairman, when present, presides over all meetings of our board. We believe this leadership structure is appropriate for our Company at this time because (1) of our size, (2) of the size of our board, (3) our chief executive officer is responsible for our day-to-day operation and implementing our strategy, and (4) discussion of developments in our business and financial condition and results of operations are important parts of the discussion at meetings of our board of directors and it makes sense for our chief executive officer to chair those discussions.

Our board of directors oversees our risk management. This oversight is administered primarily through the following:

•	Our board’s review and approval of our business strategy, including the projected opportunities and challenges facing our business;
•	At least quarterly review of our business developments and financial results;
•	Our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent registered public accountants regarding the quality and adequacy of our internal controls and financial reporting; and
•	Our board’s review and recommendations regarding our executive officer compensation and its relationship to our business objectives and goals.

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Meetings of the Board of Directors and Committees

During the fiscal year ended June 30, 2015, the board of directors held four meetings in person or by telephone and acted by unanimous written consent on one occasion and the Audit Committee held four meetings in person or by telephone. No meetings in person or by telephone were held and no actions were taken by either the Nominating Committee or Compensation Committee as matters addressable by such committees were considered and approved by the full board. Between meetings, members of the board of the directors are provided with information regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings of the committees on which such director serves. All of our directors attended our 2014 Annual Meeting of Stockholders.

Although we do not have a policy with regard to board members’ attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the board or specific members of the board, including the independent directors and the members of the Audit Committee, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 600 Madison Avenue, Suite 1601, New York, New York 10022-1737. Any such correspondence will be forwarded to the indicated directors.

Code of Ethics

We have adopted a written code of ethics within the meaning of Item 406 of Regulation S-K, which applies to all of our employees, including our principal executive officer and our chief financial officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our chief financial officer, we will disclose the nature of such waiver or amendment in a Current Report on Form 8-K in a timely manner. No waivers from any provision of our policy have been granted.

Available information about iBio

Current reports, quarterly reports, annual reports, and reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Exchange Act”) previously filed with the Securities and Exchange Commission (“SEC”), are available on our website at www.ibioinc.com and in print for any stockholder upon written request to our Secretary.

Executive Officers

The following table sets forth the names, ages and biographical information of our executive officers as of March 2, 2016:

Name	Age	Position Held With Us
Robert B. Kay	76	Executive Chairman and Chief Executive Officer
Robert L. Erwin	62	President
Mark Giannone	59	Chief Financial Officer
Terence Ryan, Ph.D.	60	Chief Scientific Officer

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The following are brief biographies of each executive officer:

Robert B. Kay has served as our Executive Chairman and Chief Executive Officer since we became a publicly traded company in August 2008. Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.

Robert L. Erwin has been our President since we became a publicly traded company in August 2008. Mr. Erwin led Large Scale Biology Corporation from its founding in 1988 through 2003, including a successful initial public offering in 2000, and continued as non-executive Chairman until 2006. He served as Chairman of Icon Genetics AG from 1999 until its acquisition by a subsidiary of Bayer AG in 2006. Mr. Erwin recently served as Managing Director of Bio-Strategic Directors LLC, providing consulting services to the life sciences industry. He is currently Chairman of Novici Biotech, a private biotechnology company and a Director of Oryn Therapeutics. Mr. Erwin’s non-profit work focuses on applying scientific advances to clinical medicine, especially in the field of oncology. He is co-founder, President and Director of the Marti Nelson Cancer Foundation, Oncology. Mr. Erwin received his BS degree with Honors in Zoology and an MS degree in Genetics from Louisiana State University.

Mark Giannone has served as our Chief Financial Officer since December 2013. Mr. Giannone has been a member of the accounting firm of Bosco Giannone LLC since its formation in 1999. His prior experience included employment as a senior accountant at Kenneth Leventhal & Co. (acquired by Ernst &Young LLP) and as a tax manager at BDO Seidman, a lecturer in various continuing education programs for the New York State Society of Certified Public Accountants and New York University.

Terence E. Ryan, Ph.D., has been our chief scientific officer since March 2012, and prior to that served as senior vice president since joining the Company in July 2010. Dr. Ryan previously served as assistant vice president, Systems Biology at Wyeth Pharmaceuticals (later Pfizer, Inc.) from 2007 to 2010, and director of Integrative Biology at GlaxoSmithKline from 2003 to 2007. He has also been director, Cell Biology at Celera Genomics from 2000 to 2003 and associate director of Cell Technologies and Protein Sciences at Regeneron Pharmaceuticals, Inc. Dr. Ryan received his A.B. in Biology from Princeton University, his M.S. and Ph.D. in Microbiology from Rutgers University and was a post-doctoral fellow in Molecular Virology at the University of Wisconsin.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our principal executive officer, principal financial officer and our two other most highly compensated executive officers who were serving as executive officers at June 30, 2015, the end of our last completed fiscal year. We refer to the executive officers identified in this table as our “named executive officers.”

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Name and Principal Position	Fiscal Year	Salary		Bonus	Option Awards (1)	Total
Robert B. Kay	2015	$309,735		$0	$238,961	$548,696
Executive Chairman	2014	300,000		0	132,281	432,281

Scott Kain	2015	0		0	0	0
Chief Financial Officer	2014	125,000	(2)	0	0	125,000

Mark Giannone	2015	48,000		0	21,263	69,263
Chief Financial Officer	2014	22,000	(3)	0	51,155	73,155

Robert Erwin	2015	230,000		0	238,261	468,261
President	2014	230,000		0	132,281	362,281

Terence E. Ryan, Ph.D.	2015	200,000		0	0	200,000
Chief Scientific Officer	2014	200,000		0	0	200,000

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.

(2)	Mr. Kain’s employment ended November 30, 2013.

(3)	Mr. Giannone’s employment commenced December 5, 2013

Outstanding Equity Awards at Fiscal Year-Ending June 30, 2015

The following table shows information regarding unexercised stock options held by our named executive officers as of June 30, 2015.

Name	Unexercised Options	Exercise Price	Expiration Date	Market Value (1)
Robert Kay (2)	250,000	$0.20	2/13/19	$187,500
Robert Kay (2)	250,000	$0.66	8/10/19	$72,500
Robert Kay (2)	300,000	$1.73	8/16/20	$-
Robert Kay (3)	500,000	$3.07	12/30/20	$-
Robert Kay (3)	500,000	$3.07	12/30/20	$-
Robert Kay (4)	300,000	$1.96	10/21/21	$-
Robert Kay (4)	300,000	$1.10	7/24/22	$-
Robert Kay (4)	300,000	$0.50	7/16/23	$135,000
Robert Kay (5)	600,000	$1.00	9/5/24	$-
Robert Erwin (2)	250,000	$0.20	2/13/19	$187,500
Robert Erwin (2)	250,000	$0.66	8/10/19	$72,500
Robert Erwin (2)	300,000	$1.73	8/16/20	$-
Robert Erwin (4)	300,000	$1.96	10/21/21	$-
Robert Erwin (4)	300,000	$1.10	7/24/22	$-
Robert Erwin (4)	300,000	$0.50	7/16/23	$135,000
Robert Erwin (5)	600,000	$1.00	9/5/24	$-
Terence Ryan (6)	100,000	$1.38	7/14/20	$-
Terence Ryan (6)	100,000	$1.96	10/21/21	$-
Mark Giannone (5)	100,000	$0.58	1/24/24	$37,000
Mark Giannone (5)	50,000	$0.49	9/5/24	$23,000

(1)	The market value for each award is based upon the closing stock price of $0.95 per share of common stock on June 30, 2015, less the exercise price of the option.

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(2)	Options vested in five equal annual installments on the anniversary date of grant. Options fully vested as of June 30, 2015.

(3)	Options vested on the vesting commencement date of the grant. Options fully vested as of June 30, 2015.

(4)	Options vest in five equal annual installments on the anniversary date of grant.

(5)	Options vest in three equal annual installments on the anniversary date of grant.

(6)	Options vested in three equal annual installments on the anniversary date of grant. Options fully vested as of June 30, 2015.

Employment Agreements

As of June 30, 2015, we did not have any employment contracts or other similar agreements or arrangements with any of our named executive officers.

Equity Incentive Plan

On August 12, 2008, the Company adopted the iBioPharma 2008 Omnibus Equity Incentive Plan (the “Plan”) for employees, officers, directors and external service providers. In December 2013 our stockholders approved an amendment to the Plan to increase the number of shares of our common stock authorized for issuance thereunder from 10 million shares to 15 million shares. Under the provisions of the Plan, the Company may grant options to purchase stock and/or make awards of restricted stock up to an aggregate amount of 15 million shares. Stock options granted under the Plan may be either incentive stock options (as defined by Section 422 of the internal Revenue Code of 1986, as amended) or non-qualified stock options at the discretion of the board of directors. Vesting of awards occurs ratably on the anniversary of the grant date over the service period as determined at the time of grant.

The following table provides information regarding the status of the Plan at June 30, 2015:

	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Options Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the previous columns)
Equity compensation plan approved by stockholders…	9,523,334	$1.22	5,476,666

Equity compensation plans not approved by stockholders…	—	—	—

Total	9,523,334	$1.22	5,476,666

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of February 29, 2016:

•	each person who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;
•	each of our directors including our chief executive officer;
•	each of our other named executive officers; and
•	all of our current executive officers and directors as a group.

Except as otherwise noted in the footnotes below, to our knowledge, each of the persons named in this table has sole voting and investment power with respect to the securities indicated as beneficially owned.

	Number of		Percent of
	Shares		Shares
Name and Address of Beneficial Owner(1)	Beneficially		Beneficially
5% Stockholders	Owned (2)		Owned(2)

Eastern Capital Limited	27,244,000	(3)	33.0%
E. Gerald Kay	5,945,695	(4)	7.2%
Carl DeSantis	5,014,873	(5)	6.1%

Directors

Robert B. Kay	3,570,962	(6)	4.2%
Glenn Chang	342,150	(7)	0.4%
Arthur Y. Elliott, Ph.D.	240,000	(8)	0.3%
John McKey, Jr.	916,558	(9)	1.1%
Seymour Flug	100,000	(8)	0.1%
General James T. Hill	345,000	(10)	0.4%
Philip K. Russell, M.D.	240,000	(8)	0.3%

Other Executive Officers

Robert L. Erwin	1,540,000	(8)	1.8%
Terence E. Ryan, Ph.D.	200,000	(8)	0.2%
Mark Giannone	106,168	(11)	0.1%

All current directors and executive officers as a group (10 persons)	7,600,838	(12)	8.6%

(1)	The address of Eastern Capital Limited (“Eastern”) is Box 31363, Grand Cayman, E9 KY1 1206. The address of E. Gerald Kay is c/o Integrated BioPharma, Inc., 225 Long Avenue, Box 278, Hillside, New Jersey 07205. The address of Carl DeSantis is c/o CDS International Holdings, Inc., 3299 NW 2nd Avenue, Boca Raton, FL 33431. The address of each of our directors and executive officers is c/o iBio, Inc., 600 Madison Avenue, Suite 1601, New York, New York 10022-1737.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our common stock. On February 29, 2016, there were 82,609,410 shares of common stock outstanding. Shares of common stock issuable under warrants or stock options that are exercisable within 60 days after February 29, 2016 are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership of the person holding the warrants or option but are not deemed outstanding for computing the percentage ownership of any other person.

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(3)	This information is based solely on information set forth in a Schedule 13D/A Amendment No. 6 filed with the SEC on January 27, 2016 by Eastern, Portfolio Services Ltd. and Kenneth B. Dart.

(4)	Consists of 5,945,695 shares of common stock. This information is based solely on information set forth in a Schedule 13D filed with the SEC on June 13, 2013 by E. Gerald Kay and EGK, LLC. The number of shares of common stock beneficially owned by these entities may have changed since the filing of the Schedule 13D.

(5)	Consists of 5,014,873 shares of common stock. This information is based solely on information set forth in a Schedule 13D/A Amendment No. 3 filed with the SEC on November 18, 2014 by Carl DeSantis, the DeSantis Revocable Trust, and CD Financial LLC.

(6)	Includes (i) 211,333 shares of common stock, (ii) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (iii) 2,540,000 shares of common stock underlying vested stock options held by Mr. Kay.

(7)	Includes 330,000 shares of common stock underlying vested stock options.

(8)	All shares listed are shares of common stock underlying vested stock options.

(9)	Includes 430,000 shares of common stock underlying vested stock options

(10)	Includes 330,000 shares of common stock underlying vested stock options.

(11)	Includes 83,334 shares of common stock underlying vested stock options.

(12)	Includes 6,033,334 shares of common stock underlying vested stock options.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

The policy our board of directors is to review with management and our independent registered public accounting firm any related party transactions brought to the board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the board of directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the board of directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed below were disclosed to and approved by our board of directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our board of directors in its assessment of our directors’ independence requirements.

Transactions with Eastern Capital Limited

On January 13, 2016, we entered into a share purchase agreement with Eastern Capital Limited (“Eastern”), a stockholder of the Company, which was amended as of February 25, 2016 (as amended, the “6.5M Purchase Agreement”). Pursuant to the 6.5M Purchase Agreement, Eastern agreed to purchase the 6,500,000 shares of our common stock (the “Eastern Shares”), for a purchase price of $0.622 per share, subject to the approval of our stockholders. In Proposal 4 of this proxy statement, we are asking our stockholders to approve the issuance of the Eastern Shares.

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On the same day that we entered into the 6.5M Purchase Agreement, we also entered into a separate share purchase agreement pursuant to which Eastern agreed to purchase 3,500,000 shares of our common stock (the “3.5M Purchase Agreement”) for a purchase price of $0.622 per share (the “3.5M Purchase Agreement” and together with the 6.5M Purchase Agreement, the “Purchase Agreements”). Stockholder approval was not required for the issuance of the 3,500,000 shares of our common stock pursuant to the 3.5M Purchase Agreement and the sale of those shares was completed on January 25, 2016.

Simultaneously with the issuance of shares under the 3.5M Purchase Agreement, Eastern exercised warrants, dated April 26, 2013, which Eastern acquired previously, to purchase 1,784,000 shares of common stock for a purchase price of $0.53 per share.

Concurrently with the execution of the Purchase Agreements, iBio entered into a contract manufacturing joint venture with affiliates of Eastern to develop and manufacture plant-made pharmaceuticals through iBio’s recently formed subsidiary, iBio CMO LLC. Bryan Capital Investors LLC, an affiliate of Eastern, contributed $15.0 million in cash to iBio CMO LLC, for a 30% interest in iBio CMO LLC. iBio retained a 70% equity interest in iBio CMO LLC. As the majority equity holder, iBio has the right to appoint a majority of the members of the Board of Managers that manages the iBio CMO LLC joint venture. Specified material actions by the joint venture require the consent of iBio and Bryan Capital Investors LLC. iBio contributed to the capital of iBio CMO LLC a royalty bearing license, which grants iBio CMO LLC a non-exclusive license to use the iBio’s proprietary technology, including the iBioLaunch technology, for research purposes and an exclusive U.S. license for manufacturing purposes. iBio retains all other rights in its intellectual property, including the rights to commercialize products based on its proprietary technology.

In connection with the joint venture, an affiliate of Eastern, which controls the subject property as sublandlord, granted iBio CMO LLC a 35-year sublease of a 139,000 square foot Class A life sciences building in Bryan, Texas on the campus of Texas A&M University, designed and equipped for plant-made manufacture of biopharmaceuticals. The sublease is a net lease, and iBio CMO LLC is responsible for all costs and expenses in connection with or relating to the ownership, management, operation, replacement, maintenance and repair of the property. The aggregate amount of all periodic payments or installments due under the sublease on or after the beginning of the Company’s most recent fiscal year for the balance of the 35-year term of the sublease is aggregate base rent estimated to be $71,701,815, which amount does not include variable percentage rent payments due under the sublease based on iBio CMO’s gross sales, any increases in the base rent, or net lease costs. In addition, these periodic payments are subject to increases in the future which cannot be accurately calculated at this time.

Prior to the issuance of the shares of common stock pursuant to the 3.5M Purchase Agreement, Eastern beneficially owned 23,744,000 shares of our common stock, or 30.0% of the outstanding shares, as reported in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, filed with the SEC on October 13, 2015, calculated in accordance with the SEC’s beneficial ownership rules. As of the closing of the 3.5M Purchase Agreement and the simultaneous exercise of by Eastern of its warrants to purchase iBio common stock, Eastern beneficially owned slightly less than 33% of our outstanding shares of common stock. Upon stockholder approval and issuance of the Eastern Shares, Eastern would hold, in the aggregate, approximately 37.9% of our common stock issued and outstanding.

A three year standstill agreement (the “Standstill Agreement”) that will take effect upon issuance of the Eastern Shares pursuant to the 6.5M Purchase Agreement will restrict additional acquisitions of our common stock by Eastern and its controlled affiliates to limit its beneficial ownership of our outstanding shares of common stock to a maximum of 38%, absent approval by a majority of our Board of Directors.

Eastern does not have a right to appoint a director designee or any other special rights with respect to our management and affairs aside from its ability to vote the shares of common stock that it owns as it determines. Eastern has not been granted any board, management or special voting rights in connection with the transactions contemplated in the Purchase Agreements.

We intend to use the proceeds from the sale of the Eastern Shares, together with the proceeds we received from the sale of shares pursuant to the 3.5M Purchase Agreement and the exercise by Eastern of its warrants, for working capital purposes.

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Research and Development Services Vendor

In January 2012, the Company entered into an agreement with Novici Biotech, LLC (“Novici”) in which iBio’s President is a minority stockholder. Novici performs laboratory feasibility analyses of gene expression, protein purification and preparation of research samples. The transaction has been conducted on an arm’s length basis at market terms. The accounts payable balance includes amounts due to Novici of approximately $153,000 and $38,000 at June 30, 2015 and 2014, respectively. Research and development expenses related to Novici were approximately $995,000 and $527,000 for the years ended June 30, 2015 and 2014, respectively.

Operating Lease with Minority Stockholder

Effective January 1, 2015, the Company is leasing office space on a month-to-month basis from an entity owned by a minority stockholder of the Company for approximately $2,000 per month.

Fraunhofer – Shared Employee

From July 1, 2011 through February 29, 2012, the Company employed as our Chief Scientific Officer an executive of Fraunhofer Center for Molecular Biology (“Fraunhofer”). As of March 1, 2012, the Fraunhofer executive ceased to be an employee of the Company and became a consultant pursuant to an agreement with the Company, with the title and role of Chief Scientific Advisor to the Company. The agreement was terminable at will by either party and provided that during its term stock options previously granted when the executive was an employee would continue to vest. On October 17, 2014, the Company terminated the agreement for cause and all of the options were cancelled.

Limitation of Liability of Officers and Directors and Indemnification

Our certificate of incorporation, as amended, provides for indemnification of our officers and directors to the extent permitted by Delaware law, which generally permits indemnification for actions taken by officers or directors as our representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation.

As permitted under Delaware law, the By-laws contain a provision indemnifying directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with an action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of our Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Historical Relationship with Integrated BioPharma, Inc.

We were a subsidiary of Integrated BioPharma, Inc. (“Integrated BioPharma”) from February 21, 2003 until August 18, 2008. On that date, Integrated BioPharma spun off iBio in a transaction that was intended to be a tax free distribution to Integrated BioPharma and its U.S. stockholders. As part of that transaction, we entered into a number of agreements with Integrated BioPharma including an indemnification and insurance matters agreement and a tax responsibility allocation agreement. Messrs. E. Gerald Kay and Carl DeSantis, affiliates of Integrated BioPharma, were in 2008 and continue to remain beneficial holders of more than 5% of our common stock. The agreements are described below.

Indemnification. In general, under the indemnification and insurance matters agreement, we agreed to indemnify Integrated BioPharma, its affiliates and each of its and their respective directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by us of the separation and distribution agreement or any ancillary agreement;

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•	any of our liabilities reflected on our consolidated balance sheets included in the information statement relating to the spin-off;

•	our assets or businesses;

•	the management or conduct of our assets or businesses;

•	the liabilities allocated to or assumed by us under the separation and distribution agreement, the indemnification and insurance matters agreement or any of the other ancillary agreements;

•	various on-going litigation matters in which we are named defendant, including any new claims asserted in connection with those litigations, and any other past or future actions or claims based on similar claims, facts, circumstances or events, whether involving the same parties or similar parties, subject to specific exceptions;

•	claims that are based on any violations or alleged violations of U.S. or foreign securities laws in connection with transactions arising after the distribution relating to our securities and the disclosure of financial and other information and data by us or the disclosure by Integrated BioPharma as part of the distribution of our financial information or our confidential information; or

•	any actions or claims based on violations or alleged violations of securities or other laws by us or our directors, officers, employees, agents or representatives, or breaches or alleged breaches of fiduciary duty by our board of directors, any committee of our board or any of its members, or any of our officers or employees.

Integrated BioPharma agreed to indemnify us and our affiliates and our directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by Integrated BioPharma of the separation and distribution agreement or any ancillary agreement;

•	any liabilities allocated to or to be retained or assumed by Integrated BioPharma under the separation and distribution agreement, the indemnification and insurance matters agreement or any other ancillary agreement;

•	liabilities incurred by Integrated BioPharma in connection with the management or conduct of Integrated BioPharma’s businesses; and

•	various ongoing litigation matters to which we are not a party.

Integrated BioPharma is not obligated to indemnify us against any liability for which we are also obligated to indemnify Integrated BioPharma. Recoveries by Integrated BioPharma under insurance policies will reduce the amount of indemnification due from us to Integrated BioPharma only if the recoveries are under insurance policies Integrated BioPharma maintains for our benefit. Recoveries by us will in all cases reduce the amount of any indemnification due from Integrated BioPharma to us.

Under the indemnification and insurance matters agreement, a party has the right to control the defense of third-party claims for which it is obligated to provide indemnification, except that Integrated BioPharma has the right to control the defense of any third-party claim or series of related third- party claims in which it is named as a party whether or not it is obligated to provide indemnification in connection with the claim and any third-party claim for which Integrated BioPharma and we may both be obligated to provide indemnification. We may not assume the control of the defense of any claim unless we acknowledge that if the claim is adversely determined, we will indemnify Integrated BioPharma in respect of all liabilities relating to that claim. The indemnification and insurance matters agreement does not apply to taxes covered by the tax responsibility allocation agreement.

Offset. Integrated BioPharma is permitted to reduce amounts it owes us under any of our agreements with Integrated BioPharma, by amounts we may owe to Integrated BioPharma under those agreements.

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Assignment. We may not assign or transfer any part of the indemnification and insurance agreement without Integrated BioPharma’s prior written consent. Nothing contained in the agreement restricts the transfer of the agreement by Integrated BioPharma.

Tax Responsibility Allocation Agreement

In order to allocate our responsibilities for taxes and certain other tax matters, we and Integrated BioPharma entered into a tax responsibility allocation agreement prior to the date of the distribution. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, Integrated BioPharma will be responsible for, and will indemnify and hold us harmless from, any liability for income taxes with respect to taxable periods or portions of periods ending prior to the date of distribution to the extent these amounts exceed the amounts we have paid to Integrated BioPharma prior to the distribution or in connection with the filing of relevant tax returns. Integrated BioPharma is also responsible for, and will indemnify and hold us harmless from, any liability for income taxes of Integrated BioPharma or any member of the Integrated BioPharma group (other than us) by reason of our being severally liable for those taxes under U.S. Treasury regulations or analogous state or local provisions. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, we are responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our income taxes for all taxable periods, whether before or after the distribution date. With respect to separate state income taxes, we are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for income taxes with respect to taxable periods or portions of periods beginning on or after the distribution date. We are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our non-income taxes and our breach of any obligation or covenant under the terms of the tax responsibility allocation agreement, and in certain other circumstances as provided therein. In addition to the allocation of liability for our taxes, the terms of the agreement also provide for other tax matters, including tax refunds, returns and audits.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CohnReznick LLP was engaged as our principal accounting firm in October 2009. Representatives of CohnReznick LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CohnReznick LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our company’s and our stockholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of CohnReznick LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The board of directors believes that the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 is in our best interest and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended June 30, 2015.

Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.

CohnReznick LLP, our independent registered public accounting firm for the year ended June 30, 2015, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2015 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with our independent registered public accounting firm the firm’s independence.

The following table represents aggregate fees billed to us by CohnReznick LLP:

	For the Year Ended June 30,
	2015	2014
Audit Fees	$88,357	$103,457
Audit-related Fees	—	—
Tax Fees	—	—
Other Fees	—	—

Total Fees	$88,357	$103,457

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid CohnReznick LLP for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has determined that the rendering of the services other than audit services by CohnReznick LLP is compatible with maintaining the principal accountant’s independence.

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Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

From the Audit Committee of iBio, Inc.

Glenn Chang
Seymour Flug

(*) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

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PROPOSAL 3 — ADVISORY VOTE ON COMPENSATION OF EXECUTIVE OFFICERS

(“SAY-ON-PAY”)

Background of Proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

As previously reported, in an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers held at our 2013 Annual Meeting of Shareholders held on December 17, 2013, 23,434,027 shares voted for one year, 175,679 shares voted for two years, 14,494,461 shares voted for three years, and there were 61,561 abstentions and 17,653,046 broker non-votes.

SEC regulations state that we must hold these votes on frequency at least once every six years. In light of these voting results and other factors, our Board of Directors decided that we will hold an annual advisory vote on the compensation of our named executive officers. We will continue to hold annual advisory votes until our Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes.

Our executive compensation program is designed to align the interests of our stockholders and our executive officers. We use our executive compensation programs to attract, motivate, and retain our executive officers and to ensure that their efforts focus on the long term performance of iBio. These officers are critical to the achievement of our current and longer term strategic and financial performance goals and objectives.

Our executive compensation program is comprised of cash compensation, in the form of fixed salary, and equity-based compensation. In addition, we provide our executive officers with benefits that are generally available to our salaried employees. We believe that offering our executive officers differing forms of compensation allows us to achieve varied objectives.

Cash compensation, for example, provides our executive officers with a guaranteed minimum base salary. We fix the base salary of each of our executive officers at a level that we believe enables us to hire and retain individuals in a competitive environment and reward individual performance and contribution to our overall business goals.

Our equity based compensation is effected through a stock option program. This is the primary means of linking our named executive officers’ compensation and the long-term performance of iBio. The stock option program encourages a long-term focus from our executives by using a multi-year minimum vesting requirement for stock options and creates an ownership culture that helps unify the interests of our executives and stockholders.

As noted above, we view the components of our executive officer compensation as related but distinct. Although our board of directors does review total compensation, it does not believe that compensation derived from one component of compensation should negate or reduce compensation from other components. Neither our board of directors nor our Compensation Committee has adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and equity based compensation, or among different forms of compensation. This is due to the small size of our executive officer team and the need to tailor each executive officer’s award to attract and retain that executive officer.

Additional details about our executive compensation program, including information about compensation for our named executive officers for the fiscal year ended June 30, 2015, are described under the “Executive Compensation” section of this proxy statement.

We are asking our stockholders to indicate their support for our executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our executive officers. This vote is not intended to address any specific item of compensation, but rather to evaluate the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for a vote by our stockholders at the annual meeting:

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“RESOLVED, that the stockholders of iBio, Inc. hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or our board of directors. However, our board and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.

Our board of directors recommends that stockholders vote to approve the compensation of our named executive officers by voting “FOR” Proposal 3.

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PROPOSAL 4 - TO APPROVE, IN ACCORDANCE WITH NYSE MKT RULES, THE ISSUANCE TO
EASTERN CAPITAL LIMITED OF 6,500,000 SHARES OF OUR COMMON STOCK AT A PURCHASE
PRICE OF $0.622 PER SHARE

We are asking stockholders to approve the issuance of 6,500,000 shares of our common stock (the “Eastern Shares”) to Eastern Capital Limited (“Eastern”) for a purchase price of $0.622 per share.

Background of Proposal

On January 13, 2016, we entered into a share purchase agreement with Eastern, which was amended as of February 25, 2016 (as amended, the “6.5M Purchase Agreement”). Pursuant to the 6.5M Purchase Agreement, Eastern agreed to purchase the 6,500,000 Eastern Shares, for a purchase price of $0.622 per share, subject to the approval of our stockholders. The purchase price for the Eastern Shares represented a premium of 30% to the closing price of our common stock on January 12, 2016.

On the same day that we entered into the 6.5M Purchase Agreement, we also entered into a separate share purchase agreement pursuant to which Eastern agreed to purchase 3,500,000 shares of our common stock (the “3.5M Purchase Agreement”) for a purchase price of $0.622 per share (the “3.5M Purchase Agreement” and together with the 6.5M Purchase Agreement, the “Purchase Agreements”). Stockholder approval was not required for the issuance of the 3,500,000 shares of our common stock pursuant to the 3.5M Purchase Agreement and the sale of those shares was completed on January 25, 2016. Simultaneously with the issuance of shares under the 3.5M Purchase Agreement, Eastern exercised warrants, dated April 26, 2013, which Eastern acquired previously, to purchase 1,784,000 shares of common stock for a purchase price of $0.53 per share.

Concurrently with the execution of the Purchase Agreements, iBio entered into a contract manufacturing joint venture with affiliates of Eastern to develop and manufacture plant-made pharmaceuticals through iBio’s recently formed subsidiary, iBio CMO LLC. Bryan Capital Investors LLC, an affiliate of Eastern, contributed $15.0 million in cash to iBio CMO LLC, for a 30% interest in iBio CMO LLC. iBio retained a 70% equity interest in iBio CMO LLC. As the majority equity holder, iBio has the right to appoint a majority of the members of the Board of Managers that manages the iBio CMO LLC joint venture. Specified material actions by the joint venture require the consent of iBio and Bryan Capital Investors LLC. iBio contributed to the capital of iBio CMO LLC a royalty bearing license, which grants iBio CMO LLC a non-exclusive license to use the iBio’s proprietary technology, including the iBioLaunch technology, for research purposes and an exclusive U.S. license for manufacturing purposes. iBio retains all other rights in its intellectual property, including the rights to commercialize products based on its proprietary technology. In connection with the joint venture, an affiliate of Eastern, which controls the subject property as sublandlord, granted iBio CMO LLC a 35-year sublease of a 139,000 square foot Class A life sciences building in Bryan, Texas on the campus of Texas A&M University, designed and equipped for plant-made manufacture of biopharmaceuticals.

General Effect of the Issuance of the Eastern Shares

The Eastern Shares are expected to be issued to Eastern for an aggregate purchase price of $4,043,00 following receipt of stockholder approval of the proposal to issue the Eastern Shares at the Annual Meeting. On the Record Date, we had [ ] shares of common stock issued and outstanding. If stockholders approve the proposal, the issuance of the Eastern Shares will further increase the number of outstanding shares to [ ]. An increased number of shares would decrease any future earnings per share and would have a dilutive effect on each stockholder’s percentage ownership and voting power.

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Summary of the 6.5M Purchase Agreement

Pursuant to the 6.5M Purchase Agreement, iBio has agreed to sell 6,500,000 shares of our common stock to Eastern for an aggregate purchase price of $4,043,000. The agreement contains customary representations and warranties from iBio and Eastern. The closing for the sale of the shares is conditioned upon the accuracy of such representations and warranties, the absence of a material adverse effect on iBio’s business or its ability to perform its obligations under the agreement, compliance by each of iBio and Eastern with their obligations under the agreement, the approval of our stockholders of the issuance of the shares, and approval by the NYSE MKT of an additional listing application covering the shares. The NYSE MKT has approved the additional listing application for the Eastern Shares, subject to approval by our stockholders of the issuance of such shares. The 6.5M Purchase Agreement also contains the Standstill Agreement described above under “General Effect of the Issuance of the Eastern Shares”.

The 6.5M Purchase Agreement may be terminated at any time prior to the closing under such agreement, by either iBio or Eastern, if (i) the closing under such agreement has not occurred by April 15, 2016, (ii) there is any final and nonappealable law, order or other legal restraint or prohibition by any governmental, regulatory, listing or administrative authority, agency or commission or any court, tribunal or judicial body preventing or making illegal the consummation of the transactions contemplated by such agreement, or (iii) there is an uncured material breach by the other party of any of its representations, warranties, covenants or agreements contained in such agreement. The agreement may be terminated by the mutual written consent of iBio and Eastern, as well. In addition, the agreement may be terminated if at a duly convened meeting of stockholders of iBio (or any adjournment thereof) at which a proposal to approve the issuance of the Eastern Shares has been voted upon, our stockholders fail to approve such proposal.

The foregoing is a summary description of certain terms of the 6.5M Purchase Agreement and, by its nature, is incomplete. All readers are encouraged to read the entire text of the 6.5M Purchase Agreement, which is attached to this Proxy Statement as Appendix A.

Reason for Seeking Stockholder Approval

Our common stock is listed on the NYSE MKT. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares that would result in a change of control of the issuer. Following the issuance of the Eastern Shares, Eastern will beneficially own approximately 37.9% of our outstanding common stock. The NYSE MKT has informed us that the issuance of the Eastern Shares to Eastern and the resulting increase in Eastern’s beneficial ownership of our outstanding common stock would constitute a change of control for purposes of NYSE MKT Section 713(b).

Our board of directors recommends that stockholders vote to approve the issuance of 6,500,000 shares of our common stock to Eastern Capital Limited for a purchase price of $0.622 per share by voting “FOR” Proposal 4.

OTHER INFORMATION

Other Matters

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with their judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

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To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except the following report was not filed on a timely basis: a Statement of Changes in Beneficial Ownership on Form 4 filed by Carl DeSantis reporting the disposition of 53,130 shares of our common stock on September 15, 2014, which was filed on September 18, 2014.

Stockholder Proposals for the 2016 Annual Meeting

Rules of the SEC require that we receive any proposal by our stockholders for inclusion in our proxy materials for the 2016 annual meeting of stockholders no later than by [ ]. Proposals must be submitted in writing to us c/o Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022, and you must comply with other requirements of Rule 14a-8 under the 1934 Exchange Act. However, if the 2016 annual meeting date changes by more than 30 days from the date of the 2015 annual meeting date, then the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2016 annual meeting.

In addition, our First Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2016 annual meeting of stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on [ ], 2016 and no earlier than the close of business on [ ], 2016. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to iBio, Inc., Attention: Secretary, 600 Madison Avenue, Suite 1601, New York, NY 10022 or contact our Corporate Secretary at (302) 355-0650. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

By Order of the Board of Directors

Robert B. Kay
Executive Chairman and Chief Executive Officer

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March [ ], 2016

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2015 is available without charge upon written request to: Corporate Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

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iBio, Inc.

2015 Annual Meeting of Stockholders—April 7, 2016

The undersigned hereby appoints Robert B. Kay and Robert L. Erwin, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $0.001) (“common stock”) of iBio, Inc. (the “Company”) that the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders of the Company to be held at 8800 HSC Parkway, Bryan, Texas 77807, on April 7, 2016, commencing at 12:00 p.m. (local time), and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3 and 4.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2015 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 2, 2016 AT [http://www.cstproxy.com/ibioinc/2015]. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2015 Annual Meeting and any adjournment or postponement thereof.

Attendance of the undersigned at the annual meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned specifically revokes this proxy before it is exercised.

(Continued, and to be marked, dated and signed on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Please mark your choice like this ☒ in blue or black ink.

The board of directors recommends a vote “FOR” each of the director nominees.

1.	Election of Class I Directors.

Nominees: MR. ROBERT B. KAY, GENERAL JAMES T. HILL AND MR. ARTHUR Y. ELLIOTT, PH.D

☐	FOR all nominees listed above

☐	WITHHOLD AUTHORITY to vote for the following nominee(s):

(Instructions: To withhold authority to vote for any one or both nominees, mark the “WITHHOLD AUTHORITY” box and write the name of the nominee or nominees in the space provided above.)

The board of directors recommends a vote “FOR” proposals 2, 3 and 4.

2.	Ratification of Selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the current year ending June 30, 2016:

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

3.	Approval of, on an advisory basis, the compensation of our named executive officers (“say-on-pay”):

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

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4.	Approval of, in accordance with NYSE MKT rules, the issuance to Eastern Capital Limited of 6,500,000 shares of the Company’s common stock at a purchase price of $0.622 per share:

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE 2015 ANNUAL MEETING ☐

Dated:	, 2016

Signature

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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Annex A - Share Purchase Agreement, dated January 13, 2016, between iBio, Inc. and Eastern Capital Limited, for the purchase of 6,500,000 shares of common stock, as amended as of February 25, 2016

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is dated as of January 13, 2016 among iBio, Inc., a Delaware corporation (the “Company”), and Eastern Capital Limited, a Cayman Islands corporation (including its successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Additional Listing Application” means an application for the listing of the Shares with the NYSE MKT in the form required by the NYSE MKT.

“Additional Shares” shall have the meaning assigned to such term in Section 4.7(b).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser. For the purposes of this Agreement, the Company and its Subsidiaries will not be deemed an Affiliate of Purchaser or its subsidiaries and the Purchaser and its subsidiaries will not be deemed an Affiliate of the Company or its Subsidiaries.

“Beneficial Owner”, “Beneficially Own” or “Beneficial Ownership” shall have the meaning assigned to such terms in Section 4.7(c).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning assigned to such term in Section 2.1.

“Closing Date” shall have the meaning assigned to such term in Section 2.1.

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“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company Counsel” means Andrew Abramowitz, PLLC, with offices located at 565 Fifth Avenue, 9th Floor, New York, New York 10017.

“Definitive Proxy Statement” means a Definitive Proxy Statement on Schedule 14A filed with the Commission by the Company that contains a proposal to approve the issuance of the Shares as contemplated herein to be submitted to a vote of the stockholders of the Company at a duly convened meeting of the stockholders of the Company.

“Disclosure Schedules” shall have the meaning assigned to such term in Section 3.1.

“Equity Securities” means (a) capital stock or other equity interests (including shares of Common Stock) of the Company and (b) options, warrants or other securities that are directly or indirectly convertible into, exchangeable for or exercisable for capital stock or other equity interests of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Financial Statements” shall have the meaning assigned to such term in Section 3.1(f).

“GAAP” shall have the meaning assigned to such term in Section 3.1(f).

“Indemnified Liability” shall have the meaning assigned to such term in Section 4.5.

“Indemnified Persons” shall have the meaning assigned to such term in Section 4.5.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.1(l).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other similar restriction.

“Losses” shall have the meaning assigned to such term in Section 4.5.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a).

“Outside Date” shall have the meaning assigned to such term in Section 5.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Amount” shall have the meaning assigned to such term in Section 2.1.

“Purchaser Party” shall have the meaning assigned to such term in Section 4.6.

“Purchaser Statements” shall have the meaning assigned to such term in Section 3.2(h).

“Required Approvals” shall have the meaning assigned to such term in Section 3.1(d).

“Restricted Period” shall have the meaning assigned to such term in Section 4.7(a).

“SEC Documents” shall have the meaning assigned to such term in Section 3.1(f).

“Shares” shall have the meaning assigned to such term in Section 2.1.

“Stockholder Approval” means approval of the issuance of the Shares as contemplated herein by a majority of votes cast at a duly convened meeting of stockholders of the Company at which a quorum is present.

“Subsidiary” means any direct or indirect subsidiary of the Company and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement and all exhibits and schedules hereto.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company with a mailing address of 17 Battery Place, New York, New York 10004, and any successor transfer agent of the Company.

ARTICLE II
PURCHASE AND SALE

2.1           Purchase and Sale; Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase 6,500,000 shares of Common Stock (the “Shares”), for a per Share purchase price of $0.622, resulting in an aggregate purchase price of $4,043,000 (the “Purchase Amount”). Subject to the satisfaction of the conditions set forth in Section 2.3, the closing of the transactions contemplated hereunder (the “Closing”) shall occur at the offices of Company Counsel on the third Trading Day following the date that the Stockholder Approval has been obtained and the Additional Listing Application for the Shares has been approved by the NYSE MKT or such other place or such other date as the parties may mutually agree (the “Closing Date”).

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2.2           Closing Deliveries.

(a)          On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver a certificate evidencing the Shares registered in the name of the Purchaser.

(b)          On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the Purchase Amount by wire transfer of immediately available funds to the account notified in writing by the Company.

2.3           Closing Conditions.

(a)          The obligations of the Company hereunder to effect the Closing are subject to the following conditions being met:

(i)          the representations and warranties of the Purchaser contained in this Agreement (A) that are not qualified as to “materiality” shall be true and correct in all material respects as of the Closing Date, and (B) that are qualified as to “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are made as of another date, in which case such representations and warranties shall be true and correct in all material respects or true and correct, as the case may be, as of such specified date;

(ii)         the Stockholder Approval shall have been obtained and the NYSE MKT shall have approved the Additional Listing Application for the Shares; and

(iii)        all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed.

(b)          The obligations of the Purchaser hereunder to effect the Closing are subject to the following conditions being met:

(i)          the representations and warranties of the Company contained in this Agreement (A) that are not qualified as to “materiality” shall be true and correct in all material respects as of the Closing Date, and (B) that are qualified as to “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are made as of another date, in which case such representations and warranties shall be true and correct in all material respects or true and correct, as the case may be, as of such specified date;

(ii)         the Stockholder Approval shall have been obtained and the NYSE MKT shall have approved the Additional Listing Application for the Shares;

(iii)        all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

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(iv)        there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)         from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the “Disclosure Schedules”), attached hereto as Exhibit A, which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to the Purchaser as of the date hereof and as of the Closing Date (or if a date is specified in a representation or warranty, as of such specified date):

(a)           Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, to issue the Shares in accordance with the terms hereof and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Shares, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

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(c)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any Trading Market on which the Common Stock is traded or quoted), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the cases of conflicts described in clauses (ii) or (iii) that would not have a Material Adverse Effect.

(d)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, including but not limited to the issuance and sale of Shares, other than (i) filings required pursuant to the Exchange Act, (ii) the Stockholder Approval, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (iv) the filing of the Additional Listing Application (collectively, the “Required Approvals”) and filings which if not made would not result in a Material Adverse Effect.

(e)          Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all taxes and charges with respect thereof and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The issuance of the Shares as contemplated hereunder will not violate any preemptive or similar rights of the holders of any shares of Common Stock or other securities of the Company.

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(f)          SEC Reports. The Company has filed all reports required to be filed by it under the Exchange Act, for the previous two years (or such shorter period as the Company was required by law to file such material) (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects as to form with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised the Purchaser that a correct and complete copy of each of the SEC Documents (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where the Purchaser may view the SEC Documents. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

(g)          Brokers. The Company has not employed any unaffiliated broker or finder, or incurred any liability for any brokerage or finders fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.

(h)          Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(i)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest quarterly financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (A) there has been no event, occurrence of development that has had or could reasonably be expected to result in a Material Adverse Effect, (B) the Company has not incurred any liabilities (contingent or otherwise) other than (x) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (D) the Company has not altered its method of accounting, (E) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its capital stock and (F) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

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(j)          Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company as contemplated hereby.

(k)          No Integrated Offering. With the exception of any other anticipated purchase of Common Stock from the Company by the Purchaser, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(l)          Intellectual Property. Except as set forth in the SEC Reports, to the Company’s knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and, to the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.2           Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date (or if a date is specified in a representation or warranty, as of such specified date) as follows:

(a)          Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)          Own Account. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law.

(c)          Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The information set forth in the Accredited Investor Questionnaire completed by the Purchaser and delivered to the Company is complete and accurate.

(d)          Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. The Purchaser (i) has adequate means of providing for its current needs in the same manner as it would have been able to provide prior to making the investment in the Shares, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment.

(e)          General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)          Information. The Purchaser represents that it has access to and has reviewed copies of the Company’s SEC Documents and each of the exhibits attached hereto. The Purchaser and its attorneys, investment advisors, business advisors, tax advisors and accountants have had sufficient access to all documents and records pertaining to the Company and this proposed investment, including but not limited to the SEC Documents and the exhibits attached hereto. Additionally, the Purchaser and all of its advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the Purchaser. The Purchaser and all of its advisors have had an opportunity to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the SEC Documents and any exhibits attached hereto.

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(g)          Risk/Lack of Market. The Purchaser recognizes that an investment in the Shares involves significant risks, including, without limitation, those set forth in the SEC Documents. The Purchaser acknowledges that the Company’s continued operation is highly dependent upon its ability to raise substantial additional capital and/or increase revenues. No assurance can be given that the Company will be successful in raising any such capital and/or increasing revenues. The failure to raise such capital and/or increase revenues will have a material adverse effect on the Company’s operations and financial condition. The Purchaser realizes that it may not be able to sell or dispose of any of the Shares and that no market of any kind (public or private) may be available for any of the Shares at the time the Purchaser elects to sell its Shares. In addition, the Purchaser understands that its right to transfer the Shares will be subject to restrictions contained in applicable federal and state securities laws.

(h)          Accuracy of Representations of Purchaser. The representations, warranties and agreements made by the Purchaser herein have been made with the intent that they be relied upon by the Company for purposes of the transactions contemplated by this Agreement. The Purchaser represents and warrants that none of the representations or warranties made by the Purchaser herein or the Accredited Investor Questionnaire submitted by the Purchaser to the Company (“Purchaser Statements”) contains any false or misleading statement or omits to state a material fact.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or an exemption under the Securities Act, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of any transfer, any such transferee, other than with respect to a transfer pursuant to a registration statement or an exemption under the Securities Act, shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement.

(b)          The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares substantially in the following form:

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THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2           Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for general corporate purposes.

4.3           Stockholders’ Meeting. The Company agrees to use its commercially reasonable efforts to call and hold as promptly as reasonably practicable following the date hereof, but in no event later than March 31, 2016, a meeting of the stockholders of the Company to vote on a proposal to approve the issuance of the Shares as contemplated herein, and as promptly as reasonably practicable following the date hereof, the Company will prepare and file with the Commission a proxy statement to be sent to the Company’s stockholders in connection with such proposal and stockholders’ meeting. Promptly following the date that the Stockholder Approval is obtained, the Company shall submit the Additional Listing Application to the NYSE MKT, if such Additional Listing Application has not been submitted prior to such date.

4.4           Form D. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser.

4.5           Indemnification by Purchaser. The Purchaser shall indemnify the Company and its stockholders, directors, officers, employees, agents and any of the affiliates of the foregoing (the “Indemnified Persons”) and hold harmless the Indemnified Persons from and against any and all loss, cost, liability, damages, penalties, actions, suits, and expenses (including reasonable attorneys’ fees and other legal expenses) (“Losses”) which may be imposed upon, asserted against, paid or incurred by the Indemnified Persons (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of an Indemnified Person) at any time or from time to time in connection with the enforcement of the terms hereof or of any Transaction Document against the Purchaser, or related to the consummation of the transactions contemplated hereby or under any Transaction Document with respect to the Purchaser, including the prosecution or defense of any suit against the Purchaser relating to or arising out of this Agreement or any Transaction Document, or any breach by the Purchaser of its representations and warranties hereunder or under any Transaction Document or the default by the Purchaser under this Agreement or any Transaction Document (collectively the “Indemnified Liability”); provided, however, that the Purchaser shall not be liable for the payment to any Indemnified Person of any portion of such Indemnified Liability resulting from the gross negligence or willful misconduct on the part of an Indemnified Person. If any action shall be brought against any Indemnified Person in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Person shall promptly notify the Purchaser in writing, and the Purchaser shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person except to the extent that (i) the employment thereof has been specifically authorized by the Purchaser in writing, (ii) the Purchaser has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Purchaser and the position of such Indemnified Person, in which case the Purchaser shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Purchaser will not be liable to any Indemnified Person under this Agreement (i) for any settlement by a Indemnified Person effected without the Purchaser’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Person in this Agreement or any Transaction Document.

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4.6           Indemnification by Company. The Company shall indemnify the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) and hold harmless the Purchaser Parties from and against any and all Losses which may be imposed upon, asserted against, paid or incurred by the Purchaser Parties (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of a Purchaser Party) at any time or from time to time in connection with (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or any Transaction Document or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or any Transaction Document.

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4.7           Standstill Agreement.

(a)          During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date (the “Restricted Period”), the Purchaser covenants and agrees that, unless invited in writing with the approval of a majority of the whole Board of Directors, it will not, and will not cause or permit any of its controlled Affiliates to, directly or indirectly:

(i)          acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Equity Securities (other than Additional Shares acquired in accordance with paragraph (b) hereof or any Shares or Additional Shares pursuant to any stock dividend, stock split or other recapitalization or reclassification of the Common Stock or pursuant to any shareholder rights or similar plan) or any other security, including any cash-settled option or other derivative security, that transfers all or any portion of the economic benefits or risks of the ownership of Equity Securities to the Purchaser or any of its controlled Affiliates;

(ii)         make any statement or proposal to the Company or any of the Company’s stockholders regarding, or make any public announcement, proposal or offer (including any “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, or otherwise solicit or effect, or seek or offer or propose to effect (whether directly or indirectly, publicly or otherwise) (A) any business combination, merger, tender offer, exchange offer or similar transaction involving the Company or any of its Subsidiaries, (B) any restructuring, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, including any divestiture, break-up or spinoff, or (C) any acquisition of any of the Company’s or its Subsidiary’s equity securities or rights or options to acquire interests in the Company’s or its Subsidiary’s equity securities;

(iii)        negotiate, have any discussions or act in concert with, or advise or knowingly finance, assist or encourage, any other Person in connection with any of the actions set forth in clauses (i) and (ii) above (it being understood that, without limiting the generality of the foregoing, the Purchaser and its controlled Affiliates will not be permitted to act as a joint bidder or co-bidder with any other Person with respect to any of the actions set forth in clause (ii) above);

(iv)        request, call or seek to call a meeting of the stockholders of the Company, nominate any individual for election as a director of the Company at any meeting of stockholders of the Company, submit any stockholder proposal (pursuant to Rule 14a-8 promulgated under the Exchange Act or otherwise) to seek representation on the Board of Directors or any other proposal to be considered by the stockholders of the Company, or publicly recommend that any other stockholder vote in favor of, or otherwise publicly comment favorably about, or solicit votes or proxies for, any such nomination or proposal submitted by another stockholder of the Company, or otherwise publicly seek to control or influence the Board of Directors, management or policies of the Company;

(v)         deposit any shares of the voting stock of the Company in a voting trust or similar arrangement or subject any shares of voting stock of the Company to any voting agreement, pooling arrangement or similar arrangement;

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(vi)        take any action which would reasonably be expected to require the Company or any of its Affiliates to make a public announcement regarding any of the actions set forth in this paragraph (a); or

(vii)       request that the Company, directly or indirectly, amend, waive or terminate any provision of this paragraph (a) (including this sentence), unless and until the Person seeking such amendment, waiver or termination has received the prior written invitation or approval of the Company.

(b)          Notwithstanding paragraph (a) hereof, the Purchaser will be entitled to purchase, from time to time in one or more transactions, in the open market or in privately negotiated transactions with holders of outstanding shares of Common Stock, additional shares of Common Stock (any such shares so acquired, the “Additional Shares”); provided that, when taken together with all other shares of Common Stock Beneficially Owned by the Purchaser and its controlled Affiliates at the time such transaction is consummated, such purchase will not as of the time of such purchase result in the Purchaser and its controlled Affiliates being the Beneficial Owner of more than 38% of the aggregate number of shares of Common Stock outstanding, as reported in the most recent report filed by the Company with the Securities and Exchange Commission containing such information as of such time.

(c)          For the purposes of this Section 4.7, a Person will be deemed the “Beneficial Owner” of, to “Beneficially Own” or have “Beneficial Ownership” of any securities (and correlative terms will have correlative meanings): (i) which such Person or any of such Person’s Affiliates beneficially own, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder; (ii) which such Person or any of such Person’s Affiliates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise or ( B) the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or (iv) which are the subject of, or the reference securities for or that underlie any derivative transaction entered into by such Person, or derivative security (including options) acquired by such Person, which gives such Person the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is directly or indirectly determined by reference to the price or value of such securities, without regard to whether (A) such derivative conveys any voting rights in such securities to such Person, (B) the derivative is required to be, or capable of being, settled through delivery of such securities or (C) such Person may have entered into other transactions that hedge the economic effect of such derivative.

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In determining the number of shares deemed Beneficially Owned by virtue of the operation of clause (iv) above, the subject Person will be deemed to Beneficially Own (without duplication) the number of shares that are synthetically owned pursuant to such derivative transactions or such derivative securities. The number of shares that are synthetically owned will be the notional or other number of shares in respect of such derivative transactions or securities that is specified in a filing by such Person or any of such Person’s Affiliates with the Commission or in the documentation evidencing such derivative transactions or securities, and in any case (or if no such number of shares is specified in any filing or documentation), as reasonably determined by the Board of Directors in good faith to be the number of shares that are synthetically owned pursuant to such derivative transactions or securities

ARTICLE V

MISCELLANEOUS

5.1           Termination. This Agreement may be terminated at any time prior to the Closing:

(a)          by either the Company or the Purchaser, if the Closing shall not have occurred by March 31, 2016 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 5.1(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(b)          by the Company or the Purchaser if, at a duly convened meeting of stockholders of the Company (or any adjournment thereof) at which a proposal to approve the issuance of the Shares as contemplated herein has been voted upon, the Company stockholders fail to approve such proposal;

(c)          by either the Company or the Purchaser if there shall be in effect any final and nonappealable law, order or other legal restraint or prohibition by any governmental, regulatory, listing or administrative authority, agency or commission or any court, tribunal or judicial body preventing or making illegal the consummation of the transactions contemplated hereby;

(d)          by the Company if the Purchaser shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would give rise to the failure of a condition set forth in Section 2.3(a), which breach cannot be or has not been cured within five days after the giving of written notice by the Company to the Purchaser specifying such breach;

(e)          by the Purchaser if the Company shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would give rise to the failure of a condition set forth in Section 2.3(b), which breach cannot be or has not been cured within five days after the giving of written notice by the Purchaser to the Company specifying such breach; or

(f)          by the mutual written consent of the Company and the Purchaser.

5.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5           Survival. The representations and warranties contained herein shall survive the Closing hereunder and the delivery of the Shares for a period of twelve months.

5.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than in the context of a merger, sale of all or substantially all of the Common Stock or sale of all or substantially all of the Company’s assets). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Shares as permitted hereunder, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the Purchaser.

5.8           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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5.9           Governing Law; Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York County, New York. Each party hereby irrevocably consents to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement.

5.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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5.13         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14         Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents, and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.15         Expenses. Each party shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement and the Transaction Documents.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IBIO, INC.		Address for Notice:

By:	/s/ Robert B. Kay	iBio, Inc.
Name: Robert B. Kay
Title: Executive Chairman and CEO		600 Madison Avenue, Suite 1601,
New York, NY
Attention: Chief Executive Officer
Telephone: (302) 355-0650
Facsimile: (302) 356-1173

With a copy to (which shall not constitute notice):		Andrew Abramowitz, PLLC
565 Fifth Avenue, 9th Floor
New York, NY 10017
Attention: Andrew Abramowitz, Esq.
Telephone: (212) 972-8882
Facsimile: (212) 972-8883

EASTERN CAPITAL LIMITED		Address for Notice:

By:	/s/ Mark VanDevelde	Eastern Capital Limited
Name: Mark VanDevelde		10 Market Street No. 773
Title: Director		Camana Bay
Grand Cayman KY1-9006
Attention: William Sullivan
Telephone: 345-640-3330
Fax: 345-945-1531

Address for Delivery of Shares for Purchaser (if not same as address for notice):

Shares to be delivered in book entry form to:

Eastern Capital Limited A/C # ECL01 / 17-99237

Custodian: Northern Trust Company

DTC # 2669

Agent ID # 20290

Institution ID # 26724

AMENDMENT NO. 1

TO

SHARE PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Share Purchase Agreement, dated January 13, 2016 (the “Share Purchase Agreement”), by and among iBio, Inc., a Delaware corporation (the “Company”) and Eastern Capital Limited, a Cayman Islands corporation (including its successors and assigns, the “Purchaser”) for the sale and purchase of 6,500,000 shares of common stock of the Company, is made and entered into as of February 25, 2016.

The Share Purchase Agreement is hereby amended as follows:

1.	The references to “March 31, 2016” in Section 4.3 and Section 5.1(a) of the Share Purchase Agreement are replaced with “April 15, 2016”.

2.	All other terms and conditions of the Share Purchase Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 1 to the Share Purchase Agreement is duly executed as of the date first above written.

IBIO, INC.

By:	/s/ Robert B. Kay
Name: Robert B. Kay
Title: Executive Chairman and CEO

EASTERN CAPITAL LIMITED

By:	/s/ Mark VanDevelde
Name: Mark VanDevelde
Title: Director